UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2015, Digital Realty Trust, L.P. completed an underwritten public offering of $500.0 million in aggregate principal amount of its 3.950% Notes due 2022, which we refer to as the Notes, fully and unconditionally guaranteed by Digital Realty Trust, Inc. The terms of the Notes are governed by a base indenture, dated as of June 23, 2015, by and among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, as supplemented by a supplemental indenture, dated as of June 23, 2015, by and among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and the trustee. The base indenture and the supplemental indenture contain various restrictive covenants, including limitations on our ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Wells Fargo Bank, National Association is also the trustee for Digital Realty Trust, L.P.’s 3.625% Notes due 2022. Copies of the base indenture and the supplemental indenture, including the form of the Notes and the guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The base indenture as supplemented by the supplemental indenture is referred to herein collectively as the indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2015, Digital Realty Trust, L.P. completed an underwritten public offering of $500.0 million in aggregate principal amount of the Notes. The Notes were offered at 99.236% of the principal amount thereof. The Notes are Digital Realty Trust, L.P.’s general unsecured senior obligations and rank equally in right of payment with all of its other unsecured senior indebtedness. However, the Notes are effectively subordinated in right of payment to all of Digital Realty Trust, L.P.’s existing and future secured indebtedness from time to time outstanding and to all existing and future liabilities and preferred equity of Digital Realty Trust, L.P.’s subsidiaries. The Notes bear interest at 3.950% per annum. Interest is payable on January 1 and July 1 of each year, beginning January 1, 2016, until the maturity date of July 1, 2022. Our obligations under the Notes are fully and unconditionally guaranteed by Digital Realty Trust, Inc. Copies of the base indenture and supplemental indenture, including the form of the Notes and guarantee of the Notes by Digital Realty Trust, Inc., the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

At any time up to, but not including, May 1, 2022, the Notes will be redeemable in whole at any time or in part from time to time, at our option and in our sole discretion, at a redemption price equal to the sum of:

•	100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date; and

•	a make-whole premium.

We will calculate the make-whole premium with respect to any note redeemed before May 1, 2022 as the excess, if any, of:

•	the aggregate present value as of the date of such redemption of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had been made on May 1, 2022, determined by discounting, on a semiannual basis, such principal and interest at the reinvestment rate (a comparable treasury rate plus 0.3%, as determined in accordance with the indenture) from the respective dates on which such principal and interest would have been payable if such redemption had been made on May 1, 2022; over

•	the principal amount of such note.

Notwithstanding the foregoing, if the Notes are redeemed on or after May 1, 2022, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the notes;

•	our failure to comply with any of our other agreements in the notes or the indenture upon receipt by us of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the notes then outstanding and our failure to cure (or obtain a waiver of) such default within 60 days after we receive such notice;

•	failure to pay any indebtedness that is (a) of Digital Realty Trust, L.P., Digital Realty Trust, Inc., any subsidiary in which Digital Realty Trust, L.P. has invested at least $75,000,000 in capital or any entity in which Digital Realty Trust, L.P. is the general partner, and (b) in an outstanding principal amount in excess of $75,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to us from the trustee (or to us and the trustee from holders of at least 25% in principal amount of the outstanding notes); or default in the performance or breach of any other covenant or warranty by Digital Realty Trust, L.P. or Digital Realty Trust, Inc. in the indenture (other than a covenant or warranty that has been included in the indenture solely for the benefit of a series of debt securities other than the Notes), which default continues uncured for a period of 60 days after Digital Realty Trust, L.P. receives written notice from the trustee (or Digital Realty Trust, L.P. and the trustee receive written notice from the holders of at least 25% in principal amount of the outstanding Notes) as provided in the indenture; and

•	certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Digital Realty Trust, L.P., Digital Realty Trust, Inc. or any significant subsidiary (as defined in the indenture) or any substantial part of their respective property.

The descriptions of the indenture and the supplemental indenture in this Current Report on 8-K are summaries and are qualified in their entirety by the terms of the indenture and supplemental indenture, respectively.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, Digital Realty Trust, L.P. and Digital Realty Trust, Inc. entered into an underwriting agreement, dated June 18, 2015, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in the underwriting agreement. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 20, 2015 (Registration Nos. 333-203535 and 333-203535-01), a base prospectus, dated April 20, 2015, included as part of the registration statement, and a prospectus supplement, dated June 18, 2015, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 18, 2015, among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee.

Exhibit Number	Description

4.2	Supplemental Indenture No. 1, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, including the form of 3.950% Notes due 2022 and the guarantee.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 23, 2015

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 18, 2015, among Digital Realty Trust, L.P., Digital Realty Trust, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture No. 1, dated as of June 23, 2015, among Digital Realty Trust, L.P., as issuer, Digital Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, including the form of 3.950% Notes due 2022 and the guarantee.

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).